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                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of Bank of America Corporation, and the several undersigned Officers and Directors thereof whose signatures appear below, hereby makes, constitutes and appoints Paul J. Polking and Charles M. Berger, and each of them acting individually, its, his and her true and lawful attorneys, with power to act without any other and with full power of substitution, to execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) a Registration Statement on Form S-3 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended (the "Securities Act"), in connection with $3,000,000,000 in aggregate initial offering price of Bank of America Corporation's unsecured debt securities (the "Notes"), which Notes may be offered in amounts, at prices and on terms to be determined at the time of sale, all as authorized by the Board of Directors of Bank of America Corporation as of September 27, 2000, and all documents in support thereof or supplemental thereto and any and all amendments, including any and all pre-effective and post-effective amendments, to the foregoing (hereinafter collectively called the "Registration Statement"); and (b) all other registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the Notes covered by said Registration Statement under any and all securities laws, regulations and requirements as may be applicable; and each of Bank of America Corporation and said Officers and Directors hereby grants to said attorneys, and to each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys or attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as Bank of America Corporation might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid, and each of Bank of America Corporation and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys or attorney might do or cause to be done by virtue of this power of attorney and its, his or her signature as the same may be signed by said attorneys or attorney, or any of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statement under the Securities Act and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.


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




         IN WITNESS WHEREOF, Bank of America Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand as of the date indicated below.

                                             BANK OF AMERICA CORPORATION

                                             By: /s/ Hugh L. McColl, Jr.
                                                 -------------------------------
                                                 Hugh L. McColl, Jr.
                                                 Chairman of the Board and
                                                 Chief Executive Officer


Dated:   September 27, 2000

         SIGNATURE                              TITLE                                 DATE
         ---------                              -----                                 ----

/s/ Hugh L. McColl, Jr.              Chairman of the Board,                     September 27, 2000
-------------------------------      Chief Executive Officer and
(Hugh L. McColl, Jr.)                Director  (Principal Executive
                                     Officer)

/s/ James H. Hance, Jr.              Vice Chairman, Chief Financial             September 27, 2000
-------------------------------      Officer and Director (Principal
(James H. Hance, Jr.)                Financial Officer)

/s/ Marc D. Oken                     Executive Vice President                   September 27, 2000
-------------------------------      and Principal Financial Executive
(Marc D. Oken)                       (Principal Accounting Officer)

/s/ Charles W. Coker                 Director                                   September 27, 2000
-------------------------------
(Charles W. Coker)

/s/ Alan T. Dickson                  Director                                   September 27, 2000
-------------------------------
(Alan T. Dickson)

/s/ Frank Dowd, IV                   Director                                   September 27, 2000
-------------------------------
(Frank Dowd, IV)




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

/s/ Kathleen Feldstein               Director                                   September 27, 2000
-------------------------------
(Kathleen Feldstein)

/s/ Paul Fulton                      Director                                   September 27, 2000
-------------------------------
(Paul Fulton)

/s/Donald E. Guinn                   Director                                   September 27, 2000
-------------------------------
(Donald E. Guinn)

/s/ C. Ray Holman                    Director                                   September 27, 2000
-------------------------------
(C. Ray Holman)

/s/ W. W. Johnson                    Director                                   September 27, 2000
-------------------------------
(W. W. Johnson)

/s/ Kenneth D. Lewis                 President and Chief Operating              September 27, 2000
-------------------------------      Officer, Director
(Kenneth D. Lewis)

/s/ Walter E. Massey                 Director                                   September 27, 2000
-------------------------------
(Walter E. Massey)

/s/ O. Temple Sloan, Jr.             Director                                   September 27, 2000
-------------------------------
(O. Temple Sloan, Jr.)

/s/ Meredith R. Spangler             Director                                   September 27, 2000
-------------------------------
(Meredith R. Spangler)

/s/ Ronald Townsend                  Director                                   September 27, 2000
-------------------------------
(Ronald Townsend)





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

                                     Director                                   September 27, 2000

-------------------------------
(Solomon D. Trujillo)

                                     Director                                   September 27, 2000
/s/ Jackie M. Ward
-------------------------------
(Jackie M. Ward)

                                     Director                                   September 27, 2000
/s/ Virgil R. Williams
-------------------------------
(Virgil R. Williams)










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